UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                                 March 30, 2006



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    1-31299                  65-0865171
       ----------------         -----------------------        --------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300
                                                           -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.     Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     Effective the end of April 2006, N. Larry McPherson will resign as Chief Financial Officer of Medical Staffing Network Holdings, Inc. Mr. McPherson's responsibilities will be assumed by Kevin Little, President. For more information related to this event, please see a copy of the press release attached to this current report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Not Applicable.

               (d)  Exhibits:

                    99.1   Press Release dated March 30, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 30, 2006                 MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                      By: /s/ Kevin S. Little
                                         --------------------------------
                                          Kevin S. Little
                                          President

                                  EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release dated March 30, 2006.